EXHIBIT 10.1
Quintana Maritime Limited
Pandoras 13 & Kyrou Str.
166 74 Glyfada — Greece
WAIVER LETTER, CONSENT AND AGREEMENT
2 August 2005
Citibank International plc
Loans Agency Office
2nd Floor
4 Harbour Exchange Square
London, E14 9GE
Re: $262,456,000 Credit Facility for Quintana Maritime Limited
Ladies and Gentlemen:
     This Waiver Letter, Consent and Agreement (this “Letter Agreement”) is entered into in connection with the transactions contemplated by that certain Credit Facility, dated as of April 29, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Quintana Maritime Limited (the “Borrower”), the Guarantors, Citibank International plc, as Facility Agent and the other banks and financial institutions party thereto (all capitalized terms used herein and not otherwise defined herein having the meanings specified in the Credit Agreement).
     1. Waiver of Funding Limits. Borrower is hereby requesting that the Lenders waive, effective from and after the Waiver Effective Date (as defined below), the following provisions relating to the utilization of the Loans with respect to Vessel 6 and Vessel 8 contained in the Credit Agreement so that, without regard to the following requirements or limitations contained in such provisions, the Borrower may utilize Loan proceeds to fund the total purchase price of each such Vessel as set forth in the Memorandum of Agreement for such Vessel (less any amounts previously deposited by the Borrower into escrow pursuant to the terms of such Memorandum of Agreement):
     (a) the condition precedent to delivery in Schedule 2, Part 2, 4(f) to the Credit Agreement that the receipt of evidence that the Borrower has deposited into escrow accounts and/or paid to the Sellers of Vessel 6 and Vessel 8, respectively, net cash proceeds of the common equity financing in a sum equal to at least twenty per cent. (20%) of the aggregate purchase price of such Vessels;
     (b) the requirement in Clauses 2.1 and 4.2 that the Maximum Available Loan Amount, in respect of Vessel 6 and Vessel 8, respectively, and a Drawing related thereto not exceed eighty (80) per cent. of the Market Value of such Vessel;

     (c) the requirement in Clauses 2.1 and 4.2 that the Maximum Available Tranche A Loan Amount, in respect of Vessel 6 and Vessel 8, respectively, not exceed sixty five (65) per cent. of the Market Value of such Vessel;
     (d) the requirement in Clause 2.1 that the Maximum Tranche A Facility Amount not exceed sixty-five (65) per cent. of the Market Value of the Vessels; and
     (e) the requirement in Clause 2.1 that the Maximum Tranche B Facility Amount not exceed fifteen (15) per cent. of the Market Value of the Vessels;
provided that, notwithstanding the waivers set forth in (a) through (e) above, any Drawing made in respect of Vessel 6 and Vessel 8, respectively, (i) shall be for no more than the purchase price of such Vessel as set forth in the Memorandum of Agreement for such Vessel (less any amounts previously deposited by the Borrower into escrow pursuant to the terms of such Memorandum of Agreement) and (ii) shall be drawn 81.25% as Tranche A Loans and 18.75%. as Tranche B Loans.
     2. Release of Quintana Maritime Investors. Borrower is hereby requesting that the Lenders
     (a) consent to the release of Quintana Maritime Investors LLC as of the Waiver Effective Date from all of its obligations under the Credit Agreement (including, without limitation, its obligations as a Guarantor under Clause 14 of the Credit Agreement) and the other Finance Documents to which it is a party; and
     (b) permit Quintana Maritime Investors LLC to be dissolved or liquidated at any time on and after the Waiver Effective Date, notwithstanding any provision of the Finance Documents prohibiting such dissolution or liquidation or giving rise to a Default or Event of Default as a result thereof.
     3. Release of First Priority Share Pledge. Borrower is hereby requesting that the Tranche A Lenders direct the Facility Agent and the Security Trustee as of the Waiver Effective Date to (i) terminate the First Priority Charge Over Shares, dated May 2005, between Quintana Maritime Investors LLC and Citicorp Trustee Company Limited, as Security Trustee, (ii) release any charge or lien created over the Shares (as defined therein), and (iii) re-deliver the Shares to Quintana Maritime Investors LLC.
     4. Release of Second Priority Share Pledge. Borrower is hereby requesting that the Tranche B Lenders direct the Facility Agent and the Security Trustee as of the Waiver Effective Date to (i) terminate the Second Priority Charge Over Shares, dated May 2005, between Quintana Maritime Investors LLC and Citicorp Trustee Company Limited, as Security Trustee, (ii) release any charge or lien created over the Shares (as defined therein), and (iii) re-deliver the Shares to Quintana Maritime Investors LLC.

     5. Miscellaneous. The Borrower agrees that the waivers, consents and agreements granted in this Letter Agreement apply solely with respect to the matters referred to above. Except as specifically waived, consented to or agreed pursuant to the terms of this Letter Agreement, the terms and conditions of the Credit Agreement shall remain in full force and effect.
     This Letter Agreement shall be governed by English law. The English courts have jurisdiction to settle any dispute in connection with this Letter Agreement. The English courts are the most appropriate and convenient courts to settle any such dispute.
     This Letter Agreement shall be effective on the date (such date, the “Waiver Effective Date”) on which the Facility Agent receives (i) copies of this Letter Agreement signed by each of the Lenders and the Borrower and (ii) copies of the Acknowledgment of Guarantors attached hereto signed by each of the Guarantors.

     This Letter Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Very truly yours, QUINTANA MARITIME LIMITED, as Borrower
By:	/s/ Paul J. Cornell
	Name:	Paul J. Cornell
	Title:	Chief Financial Officer

SIGNATORIES
Waived, consented and agreed to as provided above as of the date first written above by:

The Lenders

CITIBANK, N.A.

By: /s/ M. Briani	Authorised signatory

THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND

By: /s/ Russell Parker	Authorised signatories

Director of Corporate Banking

CREDIT SUISSE

By: /s/ Mario Bene /s/ Meike Maettig	Authorised signatories

HSH NORDBANK AG
LUXEMBOURG BRANCH

By: /s/ Kerstin Pohle /s/ Franz-Josef Glauben	Attorney in fact

ABN AMRO

By: /s/ Dimitri C. Magnostopoulous	Attorney in fact

/s/ Ekaterini Mavrikou

The Facility Agent

CITIBANK INTERNATIONAL PLC	Authorised signatory

By: /s/ Sonia Gosparini

ACKNOWLEDGMENT OF GUARANTORS
Each of the undersigned guarantors agrees to the waiver and amendment of the Credit Agreement as contemplated by the Waiver Letter, Consent and Agreement and with effect from the Waiver Effective Date, confirms that any security, undertaking, indemnity or guarantee created or given by it under a Finance Document will (i) continue in full force and effect notwithstanding the waiver and amendment of the Credit Agreement contemplated by the Waiver Letter, Consent and Agreement and (ii) extend to the liabilities and obligations of the Borrower to the Finance Parties under the Finance Documents as amended or waived by the Waiver Letter, Consent and Agreement.

The Guarantors

QUINTANA MANAGEMENT LLC

By: QUINTANA MARITIME LIMITED, its Sole Member

By: /s/ Paul J. Cornell

Name: Paul J. Cornell

Title: Chief Financial Officer

KING COAL SHIPCO LLC

By: QUINTANA MARITIME LIMITED, its Sole Member

By: /s/ Paul J. Cornell

Name: Paul J. Cornell

Title: Chief Financial Officer

FEARLESS SHIPCO LLC

By: QUINTANA MARITIME LIMITED, its Sole Member

By: /s/ Paul J. Cornell

Name: Paul J. Cornell

Title: Chief Financial Officer

COAL AGE SHIPCO LLC

By: QUINTANA MARITIME LIMITED, its Sole Member

By: /s/ Paul J. Cornell

Name: Paul J. Cornell

Title: Chief Financial Officer

IRON MAN SHIPCO LLC

By: QUINTANA MARITIME LIMITED, its Sole Member

By: /s/ Paul J. Cornell

Name: Paul J. Cornell

Title: Chief Financial Officer

LINDA LEAH SHIPCO LLC

By: QUINTANA MARITIME LIMITED, its Sole Member

By: /s/ Paul J. Cornell

Name: Paul J. Cornell

Title: Chief Financial Officer

BARBARA SHIPCO LLC

By: QUINTANA MARITIME LIMITED, its Sole Member

By: /s/ Paul J. Cornell

Name: Paul J. Cornell

Title: Chief Financial Officer

COAL GLORY SHIPCO LLC

By: QUINTANA MARITIME LIMITED, its Sole Member

By: /s/ Paul J. Cornell

Name: Paul J. Cornell

Title: Chief Financial Officer

COAL PRIDE SHIPCO LLC

By: QUINTANA MARITIME LIMITED, its Sole Member

By: /s/ Paul J. Cornell

Name: Paul J. Cornell

Title: Chief Financial Officer